ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this "Assignment"), dated as of September 18, 2017, is entered into by and among MMEX Resources Corporation ("MMEX"), Maple Resources Corporation and BNL Family Trust ("Assignors") and William B. Short ("Assignee").

WHEREAS, Assignors own all of the Common Membership Units (the "Common Units") of LatAm Services, LLC ("LatAm"); and

WHEREAS, LatAm and its subsidiaries have no operations and no economic value, but the ownership of the Common Units results in additional administrative and accounting burdens for MMEX as a result of Assignors' related party ownership as Directors of MMEX; and

WHEREAS, Assignors desire to simplify the corporate structure of MMEX and to avoid the foregoing accounting and reporting burdens to MMEX; and

WHEREAS, Assignee is a non-related party to MMEX and desires to relieve Assignor and MMEX of such burden and to assume the risk of ownership of the Common Units;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties do hereby agree as follows:

1. Assignor hereby transfers and assigns to Assignee all right, title and interest that Assignor may have in and to the Common Units.

2. Assignee hereby assumes, and holds MMEX harmless from, any and all liabilities of LatAm (contingent or otherwise). In consideration therefor, MMEX hereby issues and delivers to Assignee [10 million] shares of MMEX Class A Common Stock and to include such shares in MMEX's S-1 registration statement, for potential resale by Assignee.

IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the date first written above.

MMEX RESOURCES CORPORATION

By: ______________________
Jack W. Hanks, CEO

ASSIGNORS:

MAPLE RESOURCES CORPORATION

By: ______________________
Jack W. Hanks

BNL FAMILY TRUST

By: ______________________
Jerry W. Slusser, Trustee

ASSIGNEE:

By: ______________________

William B. Short